UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 16, 2025

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 16, 2025, Cracker Barrel Old Country Store, Inc. (the “Company”) entered into a Second Amended and Restated Credit Agreement by and among the Company, the subsidiary guarantors named therein, the several banks and other financial institutions and lenders from time to time party thereto and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent (the “New Credit Facility”).

The New Credit Facility replaced the Company’s Amended and Restated Credit Agreement made and entered into as of June 17, 2022, by and among the Company, the subsidiary guarantors named therein, various banks, other financial institutions and lenders and Bank of America, as administrative agent and collateral agent, which established a $700.0 million revolving credit facility (the “Prior Revolving Facility”) for the Company (as amended to date, the “2022 Credit Agreement”).

The New Credit Facility reduces the Prior Revolving Facility to a maximum principal amount of $550.0 million (the “New Revolving Facility”), which includes a $25.0 million swingline subfacility, and a $75.0 million letter of credit subfacility. The New Credit Facility provides for a new delayed draw term loan facility (the “DDTL”) in the maximum principal amount of $250.0 million. The DDTL is available, pursuant to the terms of the New Credit Facility, until June 15, 2026 (the “DDTL Availability Expiration Date”). The New Credit Facility also provides an uncommitted accordion feature that allows the Company to increase the New Credit Facility by a total of up to $200.0 million plus any additional amount that would not cause the Company to exceed a consolidated total leverage ratio of 3.50:1.00 (subject to securing additional commitments from existing lenders or new lending institutions).

At the Company’s election, the borrowings under the New Credit Facility will bear interest at either (A) a rate per annum equal to the highest of (1) Bank of America’s prime rate, (2) a rate 0.5% in excess of the Federal Funds Rate or (3) a rate 1.0% in excess of one-month Term SOFR (the “Base Rate”), in each case plus an applicable margin, or (B) the one-, three-, or six-month per annum Term SOFR (the “Term SOFR Rate”), as selected by the Company, plus an applicable margin. The applicable margin for Base Rate loans depends on the Company’s consolidated total leverage ratio and varies from 0.75% to 1.75%. The applicable margin for Term SOFR Rate loans depends on the Company’s consolidated total leverage ratio and varies from 1.75% to 2.75%.

Principal on the New Credit Facility is payable in full on the earlier of (i) May 16, 2030, and (ii) if the Company’s 0.625% convertible senior notes due 2026 (the “Convertible Notes”) remain outstanding on March 16, 2026, then on such date, unless the Company has availability under the New Revolving Facility plus unrestricted cash and cash equivalents on hand (“Cash Availability”) of at least $125.0 million on a pro forma basis after giving effect to the repayment in full of the 2021 Convertible Notes (the earlier thereof, the “Termination Date”).

Under the New Revolving Facility, there are no scheduled principal payments prior to maturity. Under the DDTL, following the DDTL Availability Expiration Date, the Company shall repay the outstanding principal of any DDTL loans outstanding on the DDTL Availability Expiration Date in quarterly installments equal to (i) commencing with the fiscal quarter ending October 2025 through the fiscal quarter ending July 2028, 0.625% of such outstanding principal amount, and (ii) commencing with the fiscal quarter ending October 2028 through the fiscal quarter ending July 2029, 1.25% of such outstanding principal amount, and (iii) commencing with the fiscal quarter ending October 2029 through the Termination Date, 2.50% of such outstanding principal amount.

The borrowings under the New Credit Facility are secured by guarantees from all of the subsidiary guarantors and substantially all of the assets of the Company and such subsidiary guarantors (other than real estate assets), including all present and future stock or other ownership interests in the present and future subsidiaries of the Company, subject to certain exceptions.

If an event of default occurs under the New Credit Facility, the entire principal amount outstanding under the New Credit Facility, together with all accrued unpaid interest and other amounts owing in respect thereof, may be declared immediately due and payable, subject, in certain instances, to the expiration of applicable cure periods.

The New Credit Facility requires the Company to meet certain financial tests, including, without limitation, a consolidated total leverage ratio not to exceed 4.00:1.00 and a consolidated interest coverage ratio of at least 4.00:1.00.

The New Credit Facility places certain restrictions on the ability of the Company and its subsidiaries to, among other things, incur debt and liens; merge, consolidate or liquidate; dispose of assets; make certain restricted payments (including dividends, distributions and repurchases and redemptions of their equity interests); undertake certain transactions with affiliates; enter into sale-leaseback transactions; make certain investments; prepay or modify the terms of certain indebtedness; and modify the terms of certain organizational agreements.

Under the New Credit Facility, provided there is no default existing and the Company’s Cash Availability is at least $100.0 million , the Company may declare and pay cash dividends on shares of its common stock and repurchase shares of its common stock (1) in an unlimited amount if, at the time such dividend or repurchase is made, the Company’s consolidated total leverage ratio is 3.50 to 1.00 or less, (2) in an aggregate amount not to exceed $100.0 million in any fiscal year if the Company’s total leverage ratio is greater than 3.50 to 1.00 at the time the dividend or repurchase is made or (3) in any event, in an aggregate amount not to exceed in any fiscal year the product of the aggregate amount of dividends declared in the fourth quarter of the immediately preceding fiscal year multiplied by four. Notwithstanding the foregoing, at any time that any DDTL loans or DDTL commitments are outstanding, then the aggregate amount of cash dividends or repurchases of shares of the Company’s stock shall not exceed $100.0 million during any consecutive twelve-month period.

The New Credit Facility contains customary events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, certain events of bankruptcy and insolvency, material judgments, certain events with respect to employee benefit plans, invalidity of loan documents and certain changes in control.

The foregoing summary of the New Credit Facility contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the entry into the New Credit Facility described in Item 1.01 of this Current Report on Form 8-K, the Company terminated the 2022 Credit Agreement on May 16, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2025, the Board of Directors (the “Board”) of Cracker Barrel Old Country Store, Inc. (the “Company”) approved and adopted the amendment and restatement of the Company’s Second Amended and Restated Bylaws, effective immediately. Among other things, the amendments contained in the Third Amended and Restated Bylaws of the Company (the “Bylaws”):

•	adopt a majority vote standard in uncontested elections of directors, while retaining a plurality vote standard in contested elections in which the number of director candidates exceeds the number of directors to be elected;

•	adopt a proxy access provision to permit a shareholder (or group of qualifying shareholders) who has owned at least 3% of the Company’s outstanding common stock continuously for a period of three years to propose and include in the Company’s proxy materials a number of director nominees not to exceed 20% of the number of directors in office as of the last day on which the notice of proxy access nomination may be delivered, so long as the nominating shareholder and nominees satisfy certain eligibility and procedural requirements set forth in the Bylaws (the “Proxy Access Provision”);

•	prohibit the re-nomination of any nominee to the Board (i) for a three year period following a director election in which such nominee fails to receive the favorable votes of at least 20% of the votes cast for the election of directors, or (ii) for a two year period following a director election in which such nominee fails to receive the favorable votes of at least 25% but not less than 20% of the votes cast for the election of directors (the “Ineligibility Provision”);

•	require that in the event that any shareholder nominates one or more director nominees for election at any two meetings of shareholders at which directors are to be elected (whether or not consecutive) in any five year period, following the second meeting: (i) such nominating shareholder shall reimburse the Company for up to $5 million of the Company’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if each such nominee who is not recommended by the Board receives a favorable vote of less than 25% of the votes cast for the election of directors at each election, and (ii) the Company shall reimburse the nominating shareholder for up to $5 million of the nominating shareholder’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if any such nominee who is not recommended by the Board is elected. No reimbursement shall be required if each such nominee who is not recommended by the Board receives a favorable vote of at least 25% of the votes cast for the election of directors but no such nominee who is not recommended by the Board is elected (collectively, the “Reimbursement Provision”); and

•	require a shareholder soliciting proxies from other shareholders to use a proxy card color other than white.

The Bylaws also contain conforming, clarifying, and updating changes to supplement the above amendments, as well as certain other routine, technical, and non-substantive updates and revisions.

The Board adopted the Ineligibility Provision and the Reimbursement Provision in response to feedback received from shareholders prior to the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”). The 2024 Annual Meeting marked the Company’s sixth contested director election since 2011, and the seventh contested solicitation overall, all of which were initiated by the same shareholder. In the leadup to the 2024 Annual Meeting, several of the Company’s shareholders expressed concern that a single shareholder could continue to pursue contested director nominations and impose significant cost and distraction to the Company despite being soundly and repeatedly rejected by the Company’s other shareholders. The Board believes the Ineligibility Provision and the Reimbursement Provision, coupled with a majority voting standard and the Proxy Access Provision, represent a reasonable, balanced, and common-sense approach to address these concerns and are in the best interests of all shareholders. The Board intends to seek the non-binding, advisory ratification of each of the Ineligibility Provision, the Reimbursement Provision and the Proxy Access Provision from the shareholders of the Company entitled to vote at the 2025 annual meeting of shareholders.

The above description is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

* * * *

Important Additional Information and Where to Find It

The Company intends to file a preliminary and definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card in connection with the solicitation of proxies for the Annual Meeting. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of the Company’s corporate website at www.crackerbarrel.com.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended August 2, 2024, and the Company’s definitive proxy statement for the 2024 annual meeting of Cracker Barrel shareholders, filed with the SEC on October 9, 2024 (the “2024 Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Stock Ownership of Certain Beneficial Owners and Management” and “Board of Directors and Committees—Compensation of Directors” in the 2024 Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jim Mark Spurgin, with the filings of the Company on January 17, 2025; Form 4, filed by Craig Pommells with the filings of the Company on December 6, 2024; Form 4, filed by Michael Goodwin, with the filings of the Company on November 26, 2024; Form 4, filed by Darryl L. Wade, with the filings of the Company on November 21, 2024; Form 4, filed by Gisel Ruiz, with the filings of the Company on November 21, 2024; Form 4, filed by Cheryl Henry, with the filings of the Company on November 21, 2024; Form 4, filed by John Garratt, with the filings of the Company on November 21, 2024; Form 4, filed by Gilbert Dávila, with the filings of the Company on November 21, 2024; Form 4, filed by Jody Bilney, with the filings of the Company on November 21, 2024; and Form 4, filed by Carl Berquist, with the filings of the Company on November 21, 2024. Details regarding the nominees of the Board for election at the Annual Meeting will be included in the Proxy Statement when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	3.1	Third Amended and Restated Bylaws of Cracker Barrel Old Country Store, Inc.

	10.1*	Second Amended and Restated Credit Agreement, dated as of May 16, 2025, among Cracker Barrel Old Country Store, Inc., the Subsidiary Guarantors named therein, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

	*	Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 16, 2025	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary